Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
9. Income Taxes
For the three months ended March 31, 2022 and 2021, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.
On March 31, 2022, the Company had approximately $54,600 thousand of U.S. federal and state net operating losses. On December 31, 2021, the Company had approximately $41,800 thousand of federal and state net operating losses. These net operating loss carryforwards can be carried forward by the Company indefinitely.

13. Income Taxes
For the years ended December 31, 2021 and 2020, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. On December 31, 2021, the Company had approximately $41,800 thousand of U.S. federal and state net operating losses. On December 31, 2020, the Company had approximately $7,200 thousand of federal and state net operating losses. These net operating loss carryforwards can be carried forward by the Company indefinitely.
The components of the Company’s deferred tax assets and liabilities are as follows:

	Year Ended December 31, (in thousands)
	2021	2020
Currently reportable expense
Federal	$—	$—
State	—	—

	—	—
Deferred benefit:
Federal	6,129	1,841
State	2,163	591

	8,292	2,432
Less valuation allowance	(8,292)	(2,432)

Total provision for income tax expense	$—	$—

	December 31, (in thousands)
	2021	2020
Gross deferred tax assets arising from
Net operating loss carryforwards	$11,619	$1,990
ASC 842 right-of-use asset and liability	3,661	979
Capitalized SPAC transaction costs	1,207	—

	16,487	2,969
Deferred tax liabilities arising from:
Deferred franchise tax	(598)	—
ASC 842 right-of-use asset	(3,071)	—
Depreciation	(1,714)	(156)

Total deferred tax liabilities	(5,383)	(156)
Net deferred tax assets before valuation allowance	11,104	2,813
Less valuation allowance	(11,104)	(2,813)

Net deferred tax assets	$—	$—

For financial reporting purposes, the Company has incurred a loss in each period since its inception. Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2021 and 2020. During the years ended December 31, 2021 and 2020, the change in the valuation allowance of $8,291 thousand and $2,432 thousand, respectively, was primarily due to the generation of additional net operating losses.
The Company’s income tax returns and the amount of income or loss reported are subject to examination by the respective taxing authorities. If such examinations result in changes to the profits or losses, the tax liabilities of the Company could be changed accordingly.